Saluda Grade Mortgage Funding LLC ABS-15G

Exhibit 99.3

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc. (“Consolidated Analytics”) performed certain due diligence services (the “Review”) described below on HELOC mortgage loans acquired by the issuer Saluda Grade Opportunities Fund LLC through a bulk purchase. The review included a total of three hundred eleven (311) residential mortgage loans, in connection with the securitization identified as GRADE 2025-LOC5 (the “Securitization”). The Review was conducted from August 2024 through August 2025 on HELOC mortgage loans originated between August 2024 and August 2025.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	Eligibility Review
i.	Income / Assets
●	Validate borrower(s) monthly gross income
●	Validate funds required to close, required reserves
●	Review file documentation for required level of income and asset verifications
ii.	Employment Status
●	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
●	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations : PITI, HOA, PMI, etc.
●	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
●	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
viii.	Credit History
●	Review credit report for credit history and required credit depth including any / all inquiries
●	Determine representative credit score from credit report

b.	Validate LTV, CLTV, and HLTV
c.	Review borrower’s occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Truth in Lending Act (TILA)

i.	Prohibited Acts and Practices: Review the HELOC disclosures to determine if any prohibited acts or practices are evidenced in the agreements. The review includes the following:

○	The required use of a publicly available index

○	No unilateral changes in terms, acceleration, or termination, unless expressly permitted No unpermitted collection of non-refundable fees

ii.	Early Disclosure: A Review of the HELOC Early Disclosures to ensure the proper format, timing, and content was provided in accordance with the TILA regulations. The review includes, but is not limited to:

○	All required early disclosures were provided within three days of the application date

○	The format and content of the early disclosures appear in the proper order and structure required under Reg Z

iii.	Initial Disclosure: A review of the HELOC Initial Disclosures to ensure the proper format and content was provided in accordance with the TILA regulations. The review includes, but is not limited to:

○	The format and content of the initial disclosures are provided as required under Reg Z

○	A statement of billing rights was provided at closing that aligns with the model form under appendix G of Reg Z

iv.	Identify Tolerance Violations and applicable cost to cure

b.	Recalculation of APR and Finance Charge

c.	Testing of:

i.	Federal High-Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High-Cost provisions

iv.	HOEPA Points and Fees

v.	Points & Fees Test

vi.	Prepayment Penalty Test

vii.	Product Eligibility Testing

d.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	HELOC Booklet

ii.	Counselling requirements of TILA, as implemented by Reg Z

iii.	ARM Disclosure

e.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

f.	Loan Originator and Compensation Steering, as implemented by Regulation Z, 12 C.F.R 1026.36: Review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction. Review relevant documentation to determine if there was dual compensation. Review the presence of the mortgage loan option disclosure to determine if the Steering Safe Harbor provisions were satisfied

g.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

h.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

i.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

1.	Review original valuation product provided, AVM, Exterior Only appraisal, or appraisal, to determine that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

2.	Review applicable original valuation product to determine that the property is completely constructed, and that valuation of the property was determined on an “as is basis,” or that the property was identified as not completely constructed by originating appraiser.
3.	Review and determine if the applicable valuation product was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
4.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the origination appraisal product provided.
5.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
6.	Ensure that the origination appraisal product provided conforms to the guidelines provided from the Client.
7.	Review origination appraisal product to ensure all required documents were included, as applicable.
8.	Review location map provided within the appraisal product for external obsolescence.
9.	Ensure highest and best use and zoning complies with guidelines.
10.	Confirm there are no marketability issues that affect the subject property.
11.	Ensure subject property does not suffer any functional obsolescence.
12.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

For loans reviewed in a post-close valuation review scenario (311 loans in total):

An AVM, exterior only appraisal, or full appraisal was utilized as the original valuation product for all loans within the review population. An AVM was utilized for one hundred thirty-eight (138) loans, an exterior only appraisal was utilized for one (1) loan, and a full appraisal was utilized for one hundred seventy-two (172) loans.

In some instances, additional valuation products were provided. Twenty-six (26) loans had AVMs, sixty-five (65) loans had Desk Reviews, and two (2) loans had an exterior appraisal.

In addition to products obtained by Consolidated Analytics or considered at the time of review, AVMs were obtained by the issuer post-diligence and provided to Consolidated Analytics on two hundred-one (201) loans. Consolidated Analytics did not independently review these products.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the three hundred eleven (311) mortgage loans reviewed, two hundred ninety-one (291) unique mortgage loans (93.57 % by loan count) had a total of one thousand three hundred twenty-seven (1327) tape discrepancies across twenty-nine (29) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying All Borrower Residual Income	277	20.87%
Qualifying Total Reserves Number of Months	250	18.84%
QM Qualifying Total Debt Income Ratio	186	14.02%
Initial Monthly P&I Or IO Payment	140	10.55%
Qualifying Total Debt Income Ratio	131	9.87%
Qualifying Housing Debt Income Ratio	76	5.73%
Qualifying CLTV	66	4.97%
Borrower 1 Origination Experian	27	2.03%
Borrower 1 Origination Equifax	26	1.96%
Borrower 1 Origination TransUnion	25	1.88%
Qualifying FICO	21	1.58%
Cash Disbursement Date	16	1.21%
Underwriting Exception in File?	12	0.90%
Property Type	12	0.90%
Application Date	9	0.68%
Originator Doc Type	8	0.60%
Borrower 2 Origination TransUnion	7	0.53%
Borrower 2 Origination Equifax	7	0.53%
Qualifying LTV	6	0.45%
Borrower 2 Origination Experian	5	0.38%
Note Date	3	0.23%
Property County	3	0.23%
Lien Position	3	0.23%
Lender Name	3	0.23%
Borrower 1 Last Name	2	0.15%
Term	2	0.15%
Property City	2	0.15%
Loan Amount	1	0.08%
MIN No	1	0.08%
Grand Total	1327	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	279	$84,908,284.00	89.71%
Event Grade B	32	$7,528,131.00	10.29%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	311	$92,436,415.00	100.00%
Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	281	90.35%
Event Grade B	30	9.65%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	311	100.00%
Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	309	99.36%
Event Grade B	2	0.64%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	311	100.00%
Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	310	99.68%
Event Grade B	1	0.32%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	311	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	174
		Borrower 1 3rd Party VOE Prior to Close Missing	36
		Approval/Underwriting Summary Partially Provided	14
		Audited DTI Exceeds Guideline DTI	9
		The Final 1003 is Incomplete	9
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	8
		Verification of Borrower Liabilities Missing or Incomplete	8
		The Total Hazard Coverage is LESS than the Required Coverage Amount	6
		Borrower 1 CPA Letter Missing	5
		Borrower 2 3rd Party VOE Prior to Close Missing	5
		Hazard Insurance Effective Date is after the Disbursement Date	5
		Borrower 1 Credit Report is Incomplete	5
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	5
		Guideline Seasoning not Met	4
		Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	4
		Borrower 2 Credit Report is Incomplete	4
		Income and Employment Do Not Meet Guidelines	4
		Borrower 1 Gap Credit Report is Expired (Greater than 10 Days from Closing/Settlement Date)	4
		Borrower 1 Credit Report is Expired	2
		Housing History Does Not Meet Guideline Requirements	2
		Missing Income - Bank Statements	2
		Borrower Non-US Citizen Identification Document Missing	2
		Borrower 1 Business Bank Statements Missing	2

Title Coverage is Less than Subject Lien	2
PUD Rider is Missing	2
Title issue	2
Audited FICO is less than Guideline FICO	2
Borrower 2 Gap Credit Report is Expired (Greater than 10 Days from Closing/Settlement Date)	2
Title Document is Partially Present	2
Flood Certificate Missing	1
Borrower 1 Personal Tax Returns Missing	1
Borrower 1 IRS Transcripts Do Not Match Income Docs	1
Audited HCLTV Exceeds Guideline HCLTV	1
Delinquent Credit History Does Not Meet Guideline Requirements	1
Borrower 2 Credit Report is Expired	1
Overdraft/NSF Count Exceeds Tolerance	1
Audited CLTV Exceeds Guideline CLTV	1
The Deed of Trust is Incomplete	1
Income 3 Months Income Verified is Missing	1
Borrower 1 Gap Credit Report is Missing	1
Income 4 Months Income Verified is Missing	1
Missing VOM or VOR	1
Income 5 Months Income Verified is Missing	1
No evidence of required debt payoff	1
Audited Reserves are less than Guideline Required Reserves (Number of Months)	1
Property Title Issue	1
Income/Employment General	1
Rent Loss Insurance Missing	1
Borrower 2 Gap Credit Report is Missing	1
Borrower 1 Paystubs Less Than 1 Month Provided	1
Missing Lender Income Calculation Worksheet	1
Grant Deed Missing	1
Missing Letter of Explanation (Credit)	1
Flood Certificate Partially Provided	1
Trust/POA Does Not Meet Guideline Requirements	1
Flood Insurance Effective Date is after the Disbursement Date	1
Approval/Underwriting Summary Not Provided	1
Flood Insurance Policy Missing	1
Total Credit Grade (A) Exceptions:	360

	B	Audited Loan Amount is less than Guideline Minimum Loan Amount	7
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	6
		Borrower 1 Gap Credit Report is Expired (Greater than 10 Days from Closing/Settlement Date)	5
		Guideline Seasoning not Met	4
		Delinquent Credit History Does Not Meet Guideline Requirements	3
		Housing History Does Not Meet Guideline Requirements	2
		Asset 2 Does Not Meet Guideline Requirements	1
		Borrower does not meet residual income requirement	1
		Borrower 2 Gap Credit Report is Expired (Greater than 10 Days from Closing/Settlement Date)	1
		No evidence of required debt payoff	1
		Credit history does not meet guidelines	1
		Audited HCLTV Exceeds Guideline HCLTV	1
		Audited CLTV Exceeds Guideline CLTV	1
		Audited DTI Exceeds Guideline DTI	1
		Asset 1 Does Not Meet Guideline Requirements	1
		Borrower 1 Tax Returns Not Signed	1
		Borrower 1 Gap Credit Report is Missing	1
		Total Credit Grade (B) Exceptions:	38
Compliance	A	No Compliance Findings	285
		Missing Credit Score Disclosure (FACTA)	14
		TILA Right of Rescission Test	1
		Regulation § 1026.43(c)(2)(vi) failure - The consumer’s current debt obligations, alimony, and child support or other debt obligations were not confirmed and included in the DTI or excluded per lender guidelines.	1
		Missing Required Affiliated Business Disclosure	1
		HELOC Authorization To Pay Missing	1
		Right of Rescission is Partially Provided	1
		High-Cost Mortgage Grace Period Test	1
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	1
		Loan Originator NMLS is Not Valid	1
		High-Cost Mortgage Late Fee Test	1
		eSigned Documents Consent is Missing	1
		NC Rate Spread Home Loan Test	1
		High-Cost Mortgage Negative Amortization Test	1

		Right of Rescission is Missing	1
		High-Cost Mortgage Pre-Loan Counseling Date Test	1
		The Note is Not Executed	1
		High-Cost Mortgage Timing of Disclosure Test	1
		Balloon Rider is Missing	1
		Homeownership Counseling Disclosure Is Missing	1
		Total Compliance Grade (A) Exceptions:	317
	B	TILA Right of Rescission Test	1
		High-Cost Mortgage Points and Fees Threshold Test	1
		Total Compliance Grade (B) Exceptions:	2
Property	A	No Property Findings	277
		Third Party Valuation Product Not Provided within 10% Tolerance	34
		Appraisal is Missing	2
		FEMA Post Disaster Inspection Report not Provided	1
		Property	1
		FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	1
		Pest Inspection Items Not Remedied	1
		Total Property Grade (A) Exceptions:	317
	B	Property/Appraisal General	1
		Ineligible Property	1
		Total Property Grade (B) Exceptions:	2

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.

Valuation Event Grades
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.